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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           COLOR KINETICS INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                                 04-3391805
--------------------------------------------------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


10 MILK STREET, SUITE 1100, BOSTON, MASSACHUSETTS        02108
--------------------------------------------------------------------------------
    (Address of principal executive offices)           (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


         Title of each class                   Name of each exchange on which
         to be so registered                   each class is to be registered

         NONE                                  NONE
         ---------------------------           ------------------------------
         ---------------------------           ------------------------------
         ---------------------------           ------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-114386 (if applicable)
         ----------

Securities to be registered pursuant to Section 12(g) of the Act:

         COMMON STOCK, $.001 PAR VALUE
--------------------------------------------------------------------------------
                                (Title of class)

--------------------------------------------------------------------------------
                                (Title of class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         We have provided the information required by Item 202 of Regulation S-K under the heading "Description of Capital Stock" in our registration statement on Form S-1 as filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (Registration No. 333-114386). We incorporate that information by reference in this registration statement on Form 8-A.

ITEM 2.  EXHIBITS

         We have filed the following documents as exhibits to our Registration Statement on Form S-1. We incorporate these exhibits by reference in this registration statement on Form 8-A from the indicated exhibits in our Registration Statement on Form S-1.

                                                          WE INCORPORATE THIS
                                                         DOCUMENT BY REFERENCE
                                                        TO THE FOLLOWING EXHIBIT
EXHIBIT NO.                                                  IN OUR FORM S-1
-----------                                             ------------------------
1. Form of Seventh Amended and Restated
   Certificate of Incorporation of Color
   Kinetics Incorporated (to become effective
   as of the closing of the offering)                           3.2

2. Form of Second Amended and Restated By-Laws
   of Color Kinetics Incorporated (to become
   effective as of the closing of the offering)                 3.4

3. Specimen certificate for common stock of Color
   Kinetics Incorporated                                        4.1


                                    SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Color Kinetics Incorporated has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                     COLOR KINETICS INCORPORATED

Date: June 10, 2004
                                                     By: /s/ David K. Johnson
                                                         -----------------------
                                                         David K. Johnson
                                                         Chief Financial Officer

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